================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2006

                             JAMES RIVER GROUP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-51480               05-0539572
  ----------------------------        ------------         -------------------
  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

   300 Meadowmont Village Circle, Suite 333, Chapel Hill, North Carolina 27517
   ---------------------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip code)

                                 (919) 883-4171
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 2, 2006, James River Group, Inc. (the "Company") issued a press release announcing the Company's financial results for the second quarter and six months ended June 30, 2006. A copy of the press release is furnished as
Exhibit 99.1 to this report.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

       Exhibit No.         Description of Exhibit
       -----------         -----------------------------------------------------
       99.1                Press release dated August 2, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           James River Group, Inc.
                                           (Registrant)


Date: August 2, 2006                       By:    /s/ Michael T. Oakes
                                                  ------------------------------
                                           Name:  Michael T. Oakes
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      ---------------------------------------------------------------
99.1             Press release dated August 2, 2006.

                                        4